UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

CENTRAL FEDERAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2923 Smith Road, Fairlawn, Ohio	44333
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-7979

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 23, 2009, the registrant issued a press release indicating that the Annual Meeting of shareholders would take place on May 21, 2009. The record date for shareholders to vote at the meeting was set at April 10, 2009.

The press release is attached as exhibit 99.

Item 9.01. Exhibits

99 Press release issued January 23, 2009 announcing the date of the Annual Meeting and record date for shareholders eligible to vote at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: January 23, 2009

By: /s/ Therese Ann Liutkus
Therese Ann Liutkus, CPA
Treasurer and Chief Financial Officer

EXHIBIT INDEX

99	Press release issued January 23, 2009 announcing the date of the Annual Meeting and record date for shareholders eligible to vote at the meeting.